Exhibit 99.       Information concerning the Loans as of the Cut-Off Date*

     As of the Cut-Off Date, the Loans consisted of 9,211 Loans with an aggregate Principal Balance of totaling $299,607,585. As of the Cut-Off Date, the Loans bear interest at fixed Loan Rates, which range from 6.00% per annum to 19.477% per annum and have a weighted average Loan Rate of approximately 13.64% per annum. As of the Cut-Off Date, the Principal Balances of the Loans range from $286 to $122,579 and average $32,527. As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Loans was approximately 234 months and the weighted average number of months that have elapsed since origination was 3 months. As of the Cut-Off Date, 8,648 of the Loans (other than Unsecured Loans) (representing approximately 98.23% of the Principal Balance as of the Cut-Off Date) had a Combined Loan-to-Value Ratio in excess of 100%. As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans (other than the Unsecured Loans) was approximately 116.85%, with the highest Combined Loan-to-Value Ratio being 133.00%. As of the Cut-Off Date, all of the Loans have original stated maturities of not more than 25 years. As of the Cut-Off Date, no Loan was scheduled to mature later than October 2023.

     As of the Cut-Off Date, all of the Loans (other than Unsecured Loans) were secured by Mortgaged Properties located in 49 states and the District of Columbia. As of the Cut-Off Date, all of the Loans (other than Unsecured Loans) were secured by Mortgaged Properties represented by the related borrowers to be owner-occupied.

     As of the Cut-Off Date, none of the Loans were 30 days or more past due. As of the Cut-Off Date, the weighted average Credit Score for the Loans as determined at origination was 681. As of the Cut-Off Date, 1.07% of the Loans were unsecured. See "Underwriting Criteria" in this Prospectus Supplement.

     The following tables are based on certain statistical characteristics with respect to those Loans that comprise the Principal Balance as of the Cut-Off Date. The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.


----------------
* Capitalized terms used and not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus Supplement dated November 3, 1998 and the Prospectus dated November 3, 1998 (collectively referred to herein as the "Prospectus"). The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under file number 333-51375.

                        Geographic Distribution of Loans


                                                                                                          % of Total
                                                                                        Aggregate          Aggregate
                                State                            Number of Loans   Principal Balance  Principal Balance
-----------------------------------------------------------      ---------------   -----------------  -----------------
California..............................................            1,008        $    36,606,031           12.22%
Illinois................................................              511             17,093,438            5.71
Indiana.................................................              504             16,452,898            5.49
Florida.................................................              519             16,053,265            5.36
Missouri................................................              425             12,667,369            4.23
Arizona.................................................              367             11,948,580            3.99
Pennsylvania............................................              362             11,851,270            3.96
Ohio....................................................              384             11,723,469            3.91
Maryland................................................              298             11,443,169            3.82
Michigan................................................              338             11,396,947            3.80
Virginia................................................              323             11,241,371            3.75
Georgia.................................................              313             10,504,081            3.51
North Carolina..........................................              303              9,738,567            3.25
Colorado................................................              238              7,848,269            2.62
Washington..............................................              233              7,326,326            2.45
Minnesota...............................................              200              7,287,469            2.43
Kentucky................................................              219              6,649,162            2.22
Kansas..................................................              208              6,612,525            2.21
Wisconsin...............................................              189              6,496,417            2.17
Nevada..................................................              181              6,290,945            2.10
Oklahoma................................................              217              5,755,579            1.92
Iowa....................................................              151              5,140,399            1.72
New Jersey..............................................              133              4,944,440            1.65
Louisiana...............................................              142              4,450,595            1.49
South Carolina..........................................              126              3,907,667            1.30
Nebraska................................................              118              3,573,268            1.19
Idaho...................................................              101              3,189,981            1.06
New York................................................               82              3,120,457            1.04
Utah....................................................               90              3,085,052            1.03
Massachusetts...........................................               80              3,034,683            1.01
Connecticut.............................................               77              2,775,276            0.93
Tennessee...............................................               92              2,180,127            0.73
New Mexico..............................................               63              2,167,650            0.72
Texas...................................................              218              1,923,409            0.64
Oregon..................................................               62              1,902,189            0.63
New Hampshire...........................................               42              1,631,798            0.54
Mississippi.............................................               54              1,448,755            0.48
Hawaii..................................................               35              1,311,332            0.44
Maine...................................................               30                973,581            0.32
Delaware................................................               25                917,947            0.31
Rhode Island............................................               26                904,923            0.30
Arkansas................................................               28                814,014            0.27
Montana.................................................               20                664,199            0.22
Alaska..................................................               16                629,622            0.21
Wyoming.................................................               19                583,402            0.19
Vermont.................................................               10                373,695            0.12
West Virginia...........................................               13                353,118            0.12
South Dakota............................................                8                316,704            0.11
North Dakota............................................                8                266,674            0.09
District of Columbia....................................                2                 35,480            0.01
                                                                    -----        ---------------          -------
         Total..........................................            9,211        $   299,607,585          100.00%
                                                                    =====        ===============          =======

                               Principal Balances


                                                                                                       % of Total
                                                                                     Aggregate          Aggregate
                Range of Principal Balances                    Number of Loans   Principal Balance  Principal Balance
---------------------------------------------------------      ---------------  ------------------  -----------------
$10,000 or less.........................................              448        $     2,551,024            0.85%
$10,000.01 to $20,000...................................            1,198             20,194,711            6.74
$20,000.01 to $30,000...................................            2,933             75,455,410           25.18
$30,000.01 to $40,000...................................            2,468             86,230,727           28.78
$40,000.01 to $50,000...................................            1,256             57,188,366           19.09
$50,000.01 to $60,000...................................              404             22,415,597            7.48
$60,000.01 to $70,000...................................              314             20,244,767            6.76
$70,000.01 to $80,000...................................              127              9,441,691            3.15
$80,000.01 or greater...................................               63              5,885,292            1.96
                                                                    -----        ---------------          -------
         Total..........................................            9,211        $   299,607,585          100.00%
                                                                    =====        ===============          =======

     As of the Cut-Off Date, the average Cut-Off Date Principal Balance of the Loans was $32,527.






                                   Loan Rates

                                                                                                       % of Total
                                                                                     Aggregate          Aggregate
                Range of Loan Rates                            Number of Loans   Principal Balance  Principal Balance
---------------------------------------------------------      ---------------  ------------------  -----------------
    7.000% and less.....................................                1        $        34,662            0.01%
    9.001% to    9.500%.................................                1                  3,278            0.00
    9.501% to   10.000%.................................                6                 71,005            0.02
   10.001% to   10.500%.................................               14                426,803            0.14
   10.501% to   11.000%.................................               85              3,358,814            1.12
   11.001% to   11.500%.................................              538             20,479,502            6.84
   11.501% to   12.000%.................................              536             20,887,818            6.97
   12.001% to   12.500%.................................              558             18,979,102            6.33
   12.501% to   13.000%.................................            1,883             60,820,067           20.30
   13.001% to   13.500%.................................              726             25,797,823            8.61
   13.501% to   14.000%.................................            1,996             63,801,117           21.29
   14.001% to   14.500%.................................              564             17,664,371            5.90
   14.501% to   15.000%.................................              953             28,988,118            9.68
   15.001% to   15.500%.................................              243              7,646,055            2.55
   15.501% to   16.000%.................................              431             12,464,726            4.16
   16.001% to   16.500%.................................              333              9,238,816            3.08
   16.501% to   17.000%.................................              186              4,998,607            1.67
   17.001% to   17.500%.................................               56              1,365,986            0.46
   17.501% to   18.000%.................................               79              2,019,528            0.67
   18.001% to   18.500%.................................               20                528,958            0.18
   18.501% to   19.000%.................................                1                 29,819            0.01
   19.001% to   19.500%.................................                1                  2,610            0.00
                                                                    -----        ---------------          -------
         Total..........................................            9,211        $   299,607,585          100.00%
                                                                    =====        ===============          =======

     As of the Cut-Off Date, the weighted average Loan Rate of the Loans was approximately 13.64% per annum.

                                  Lien Priority

                                                                                                       % of Total
                                                                                     Aggregate          Aggregate
                       Lien Priority                           Number of Loans   Principal Balance  Principal Balance
---------------------------------------------------------      ---------------  ------------------  -----------------
First Lien..............................................               26        $        904,906          0.30%
Second Lien.............................................            8,698             295,501,336         98.63
Third Lien..............................................                1                   2,610          0.00
Unsecured...............................................              486               3,198,733          1.07
                                                                    -----        ----------------        -------
         Total..........................................            9,211        $    299,607,585        100.00%
                                                                    =====        ================        =======



                          Combined Loan-to-Value Ratios

                                                                                                       % of Total
                      Range of Combined                                               Aggregate          Aggregate
                    Loan-to-Value Ratios                         Number of Loans   Principal Balance  Principal Balance
---------------------------------------------------------      ---------------    ------------------  -----------------
  Unsecured.............................................              486        $      3,198,733          1.07%
    5.01% to    10.00%..................................                1                   9,588          0.00
   10.01% to    15.00%..................................                1                   4,506          0.00
   15.01% to    20.00%..................................                3                  58,662          0.02
   20.01% to    25.00%..................................                1                  10,650          0.00
   25.01% to    30.00%..................................                5                  82,063          0.03
   30.01% to    35.00%..................................                4                 119,191          0.04
   35.01% to    40.00%..................................                8                 175,067          0.06
   40.01% to    45.00%..................................                5                 163,644          0.05
   45.01% to    50.00%..................................                6                 131,911          0.04
   50.01% to    55.00%..................................                2                  67,702          0.02
   55.01% to    60.00%..................................                1                  25,930          0.01
   60.01% to    65.00%..................................                3                  57,733          0.02
   75.01% to    80.00%..................................                1                  10,846          0.00
   85.01% to    90.00%..................................                7                 274,720          0.09
   90.01% to    95.00%..................................                7                 219,109          0.07
   95.01% to   100.00%..................................               22                 693,445          0.23
  100.01% to   105.00%..................................              696              21,007,018          7.01
  105.01% to   110.00%..................................            1,125              34,483,481         11.51
  110.01% to   115.00%..................................            1,693              54,280,661         18.12
  115.01% to   120.00%..................................            1,916              66,022,928         22.04
  120.01% to   125.00%..................................            3,202             117,894,731         39.35
  125.01% or greater....................................               16                 615,264          0.21
                                                                    -----        ----------------        -------
         Total..........................................            9,211        $    299,607,585        100.00%
                                                                    =====        ================        =======

     As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans (excluding the Unsecured Loans) was approximately 116.85%.

                            Months Since Origination

                                                                                                       % of Total
                       Loan Age                                                     Aggregate          Aggregate
                     (in months)                               Number of Loans   Principal Balance  Principal Balance
---------------------------------------------------------      ---------------   ------------------ -----------------
Less than one...........................................              146        $      4,766,066          1.59%
1 to 3..................................................            6,780             231,856,302         77.39
4 to 6..................................................            1,528              47,320,608         15.79
7 to 9..................................................              461               8,933,068          2.98
10 or greater...........................................              296               6,731,541          2.25
                                                                    -----        ----------------        -------
         Total..........................................            9,211        $    299,607,585        100.00%
                                                                    =====        ================        =======

     As of the Cut-Off Date, the weighted average number of months since origination of the Loans was 3 months.





                           Remaining Terms to Maturity

                                                                                                         % of Total
                Range of Remaining Terms to Maturity                                    Aggregate         Aggregate
                        (in months)                              Number of Loans   Principal Balance  Principal Balance
---------------------------------------------------------      -----------------   ------------------ -----------------
    0 -  30.............................................               36        $        114,613          0.04%
   31 -  60.............................................              180               1,114,505          0.37
   61 -  90.............................................               81                 753,297          0.25
   91 - 120.............................................              974              21,734,444          7.25
  121 - 150.............................................               60               1,856,432          0.62
  151 - 180.............................................            2,950              93,972,756         31.37
  181 - 210.............................................                4                 178,350          0.06
  211 - 240.............................................            1,493              50,217,372         16.76
  271 - 300.............................................            3,433             129,665,815         43.28
                                                                    -----        ----------------        -------
         Total..........................................            9,211        $    299,607,585        100.00%
                                                                    =====        ================        =======

     As of the Cut-Off Date, the weighted average remaining term to maturity of the Loans was approximately 234 months.

                           Original Terms to Maturity

                                                                                                       % of Total
                    Original Term to Maturity                                       Aggregate          Aggregate
                        (in months)                          Number of Loans    Principal Balance  Principal Balance
---------------------------------------------------------   -----------------   ------------------ -----------------
    0 -   30............................................            6        $         12,871          0.00%
   31 -   60............................................          209               1,191,848          0.40
   61 -   90............................................           66                 654,954          0.22
   91 -  120............................................          990              21,857,186          7.30
  121 -  150............................................           60               1,856,432          0.62
  151 -  180............................................        2,950              93,972,756         31.37
  181 -  210............................................            4                 178,350          0.06
  211 -  240............................................        1,493              50,217,372         16.76
  271 -  300............................................        3,433             129,665,815         43.28
                                                                -----        ----------------        -------
         Total..........................................        9,211        $    299,607,585        100.00%
                                                                =====        ================        =======

     As of the Cut-Off Date, the weighted average original term to maturity of the Loans was approximately 237 months.



                                  Credit Score

                                                                                                       % of Total
                                                                                     Aggregate          Aggregate
                   Range of Credit Scores                      Number of Loans   Principal Balance  Principal Balance
---------------------------------------------------------   -----------------   ------------------ -----------------
620 to 639..............................................              374        $      9,870,556          3.29%
640 to 659..............................................            2,418              71,552,532         23.88
660 to 679..............................................            2,346              78,772,049         26.29
680 to 699..............................................            1,650              57,295,957         19.12
700 to 719..............................................            1,246              46,540,481         15.53
720 to 739..............................................              650              21,623,230          7.22
740 to 759..............................................              321               9,725,589          3.25
760 to 779..............................................              137               3,169,241          1.06
780 to 799..............................................               51                 857,673          0.29
800 to 819..............................................               17                 193,353          0.06
820 to 839..............................................                1                   6,924          0.00
                                                                    -----        ----------------        -------
         Total..........................................            9,211        $    299,607,585        100.00%
                                                                    =====        ================        =======

         As of the Cut-Off Date, the weighted average Credit Score as determined at origination of the Loans was 681.

                              Debt-to-Income Ratio

                                                                                                       % of Total
                         Range of                                                   Aggregate          Aggregate
                   Debt-to-Income Ratios                        Number of Loans   Principal Balance  Principal Balance
---------------------------------------------------------     -----------------  ------------------  -----------------
20.00 or less...........................................              354        $      8,435,460          2.82%
20.01 to 25.00..........................................              806              24,203,272          8.08
25.01 to 30.00..........................................            1,809              58,020,173         19.37
30.01 to 35.00..........................................            2,048              66,924,102         22.34
35.01 to 40.00..........................................            2,476              81,946,451         27.35
40.01 to 45.00..........................................            1,579              55,375,046         18.48
45.01 to 50.00..........................................              134               4,550,376          1.52
Greater than 50.00......................................                5                 152,705          0.05
                                                                    -----        ----------------        -------
         Total..........................................            9,211        $    299,607,585        100.00%
                                                                    =====        ================        =======

         As of the Cut-Off Date, the weighted average debt-to-income ratio as determined at origination of the Loans was approximately 34.29.